SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                 DATE OF EARLIEST EVENT REPORTED: June 16, 2003



                                   MCSi, INC.
    (Exact name of registrant as specified in its articles of incorporation)



          MARYLAND                       000-21561                31-1001529
(State or other jurisdiction           (Commission            (I.R.S. employer
      of incorporation)                file number)          identification no.)



                4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                    (Address or principal executive offices)



                                 (937) 291-8282
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On June 16, 2003, MCSi, Inc. (the "Company") received interim approval from the bankruptcy court for a $10 million "Debtor in Possession" (DIP) financing facility from certain of its existing lenders to provide additional liquidity during the restructuring process. Pursuant to the court order, $5 million will be immediately available under the facility, with access to the remaining $5 million subject to final court approval of the facility, which is scheduled for July 9, 2003. As part of the approval of the DIP facility, the Company finalized its cash collateral arrangements previously agreed to by its lenders.

A copy of the press release of the Company announcing the DIP financing facility is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1 Press Release dated June 16, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 16, 2003                    MCSi, INC.

                                        By: /s/ Larry Knipple
                                            ------------------------------
                                            Larry Knipple
                                            Vice President, Administration


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                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------
   99.1                    Press Release dated June 16, 2003.


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